Exhibit 10.1

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (“Agreement”) is made as of the 24th day of May, 2007 by and among Avalon Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the Investors set forth on the signature pages affixed hereto (each an “Investor” and collectively the “Investors”).

Recitals

A. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D (“Regulation D”), as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended; and

B. The Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement, the number of shares (the “Shares”) of the Company’s Common Stock, par value $0.01 per share (together with any securities into which such shares may be reclassified, the “Common Stock”), determined in accordance with the terms of this Agreement at a per share purchase price equal to $5.21 (the “Per Share Purchase Price”) and warrants to purchase Common Stock at an exercise price of $6.00 per share and upon the terms and conditions hereinafter set forth (the “Warrants”); and

C. Contemporaneously with the sale of the Common Stock and Warrants, the parties hereto will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and applicable state securities laws with respect to the Securities.

In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common control with, such Person.

“Board” means the board of directors of the Company.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Closing Price” means the last reported closing bid price per share of Common Stock on the Nasdaq Global Market on May 24, 2007 (as reported by Bloomberg L.P).

“Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company’s Knowledge” means the actual knowledge of the executive officers (as defined in Rule 405 under the 1933 Act) of the Company, after due inquiry.

“Confidential Information” means trade secrets, confidential information and know-how (including but not limited to ideas, formulae, compositions, processes, procedures and techniques, research and development information, computer program code, performance specifications, support documentation, drawings, specifications, designs, business and marketing plans, and customer and supplier lists and related information).

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company.

“Intellectual Property” means all of the following: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (ii) trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing; (iii) copyrights and copyrightable works; (iv) registrations, applications and renewals for any of the foregoing; and (v) proprietary computer software (including but not limited to data, data bases and documentation).

“Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company, or (ii) the ability of the Company to perform its obligations under the Transaction Documents.

“Nasdaq” means The Nasdaq Stock Market, Inc.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Purchase Price” means the aggregate purchase price for the Shares and Warrants to be acquired by the Investors in accordance with the terms hereof.

“Registration Statement” has the meaning set forth in the Registration Rights Agreement.

“SEC Filings” has the meaning set forth in Section 4.6.

“Securities” means the Shares and the Warrants.

“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

“Transaction Documents” means this Agreement and the Registration Rights Agreement.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

“1933 Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

2. Purchase and Sale of the Shares and Warrants. Subject to the terms and conditions of this Agreement, on the Closing Date, each of the Investors shall severally, and not jointly, purchase, and the Company shall sell and issue to the Investors, the Securities in the respective amounts set forth opposite the Investors’ names on the signature pages attached hereto in exchange for the Purchase Price, as specified in Section 3 below.

3. Closing; Payment of Purchase Price. The closing (the “Closing”) of the purchase and sale of the Securities shall take place on May 25, 2007 (the “Closing Date”) at such time as the Company and the Investors shall mutually agree. Upon confirmation that the other conditions to closing specified herein have been satisfied or duly waived, on the Closing Date each Investor shall cause a wire transfer in same day funds to be sent to the account of the Company as instructed in writing by the Company, in an amount representing such Investor’s pro rata portion of the Purchase Price as set forth on the signature pages to this Agreement. Within five (5) Business Days after the Closing Date, the Company shall deliver to each Investor (i) a certificate evidencing the number of Shares set forth opposite the Investor’s name on its signature page attached hereto, and (ii) a certificate representing Warrants, in the form attached hereto as Exhibit B, evidencing the right to purchase the number of Warrant Shares set forth opposite the Investor’s name on its signature page attached hereto. The Closing of the purchase and sale of the Securities shall take place at the offices of Hogan & Hartson L.L.P., 111 South Calvert Street, Baltimore, MD 21202 or at such other location and on such other date as the Company and the Investors shall mutually agree.

4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors that, except as set forth in the schedules delivered herewith (collectively, the “Disclosure Schedules”) or as disclosed in the Company’s SEC Filings:

4. 1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not had and would not reasonably be expected to have a Material Adverse Effect. The Company has no Subsidiaries.

4.2 Authorization. The Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder and under the other Transaction Documents, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. This Agreement constitutes, and the other Transaction Documents will constitute when executed and delivered, the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

4.3 Capitalization. Schedule 4.3 sets forth as of the date hereof (a) the authorized capital stock of the Company; (b) the number of shares of capital stock issued and outstanding; (c) the number of shares of capital stock issuable pursuant to the Company’s stock plans; and (d) the number of shares of capital stock issuable and reserved for issuance pursuant to securities (other than the Securities) exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company. All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights and were issued in full compliance with applicable state and federal securities law and any rights of third parties. No Person is entitled to pre-emptive or similar statutory or contractual rights with respect to any securities of the Company. Except for the Warrants and as described on Schedule 4.3, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind, and except as contemplated by this Agreement or in connection with incentive compensation arrangements entered into by the Company in the ordinary course of its business, the Company is not currently in negotiations for the issuance of any equity securities of any kind. Except as described on Schedule 4.3 and except for the Registration Rights Agreement, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the securityholders of the Company relating to the securities of the Company held by them. Except as described on Schedule 4.3 and except as provided in the Registration Rights Agreement, no Person has the right to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person. The issuance and sale of the Securities hereunder will not obligate the Company to issue shares of Common Stock or other securities to any other Person (other than the Investors) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security.

4.4 Valid Issuance. The Securities have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions (other than those created by the Investors), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws.

4.5 Consents. Except as described on Schedule 4.5, the execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, official or stockholders of the Company other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods. Subject to the accuracy of the representations and warranties of each Investor set forth in Section 5 hereof, the Company has taken all action necessary to exempt (i) the issuance and sale of the Securities, and (ii) the other transactions contemplated by the Transaction Documents from the provisions of any stockholder rights plan or other “poison pill” arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject and any provision of the Company’s Certificate of Incorporation or Bylaws that is or would reasonably be expected to become applicable to the Investors as a result of the transactions contemplated hereby, including without limitation, the issuance of the Securities and the ownership, disposition or voting of the Securities by the Investors or the exercise of any right granted to the Investors pursuant to this Agreement or the other Transaction Documents.

4.6 Delivery of SEC Filings; Business. The Company has made available to the Investors through the EDGAR system, true and complete copies of the Company’s Registration Statement on Form 8-A dated as of September 26, 2005 (“Form 8-A”), Form 10-K for the year ended December 31, 2006 (“Form 10-K”), and all other reports, registration statements and prospectuses filed or furnished by the Company under the 1933 Act and the 1934 Act since January 1, 2006 through the date hereof (collectively, the “SEC Filings”). The SEC Filings are the only filings required of the Company pursuant to the 1933 Act and 1934 Act for such period. The Company is engaged in all material respects only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company.

4.7 Use of Proceeds. The net proceeds of the sale of the Securities hereunder shall be used by the Company for general corporate purposes.

4.8 No Material Adverse Change. Since December 31, 2006, except as identified and described in the SEC Filings or as described on Schedule 4.8, there has not been:

(i) any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Form 10-K, except for changes in the ordinary course of business which have not had and would not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate;

(ii) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

(iii) any damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company, in each case in excess of $25,000 individually or $50,000 in the aggregate;

(iv) any waiver, not in the ordinary course of business, by the Company of a material right or of a material debt owed to it;

(v) any satisfaction or discharge of any lien, claim or encumbrance by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted);

(vi) (A) any change or amendment to the Company’s Certificate of Incorporation or Bylaws, or (B) any material change to any material contract or arrangement that requires the payment by any Person party thereto of at least $50,000 in the aggregate in any fiscal year by which the Company is bound or to which any of their respective assets or properties is subject, other than, in the case of clause (B) above, any such change made in the ordinary course of business;

(vii) any material labor difficulties or labor union organizing activities with respect to employees of the Company;

(viii) any material transaction entered into by the Company other than in the ordinary course of business;

(ix) the loss of the services, termination or change of status of any key employee, or material change in the composition or duties of the senior management of the Company;

(x) the loss of any customer which has had or would reasonably be expected to have a Material Adverse Effect; or

(xi) any other event or condition of any character that has had or would reasonably be expected to have a Material Adverse Effect.

4.9 SEC Filings; S-3 Eligibility.

(a) At the time of filing thereof, the SEC Filings filed by the Company pursuant to the 1934 Act complied as to form in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(b) Each registration statement and any amendment thereto filed by the Company since January 1, 2006 pursuant to the 1933 Act and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the 1933 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein not misleading; and each prospectus filed pursuant to Rule 424(b) under the 1933 Act, as of its issue date and as of the closing of any sale of securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(c) The Company is currently eligible to use Form S-3 to register the Registrable Securities (as such term is defined in the Registration Rights Agreement) for resale by the Investors as contemplated by the Registration Rights Agreement.

4.10 No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company’s Certificate of Incorporation or the Company’s Bylaws, both as in effect on the date hereof (true and complete copies of which have been made available to the Investors through the EDGAR system), or (ii)(a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its assets or properties, or (b) any agreement or instrument to which the Company is a party or by which the Company is bound or to which any of its assets or properties is subject, except, in the case of clause (ii) above, for any conflict, breach, violation or default that has not had or would not reasonably be expected to have a Material Adverse Effect.

4.11 Tax Matters. The Company has timely prepared and filed all tax returns required to have been filed by the Company with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it, except where the failure to make such payment or filing has not had or would not reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company. All taxes and other assessments and levies that the Company is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due, except for any withholding, collection and payment that has not had or would not reasonably be expected to have a Material Adverse Effect. There are no tax liens or claims pending or, to the Company’s Knowledge, threatened against the Company or any of its assets or property. There are no outstanding tax sharing agreements or other such arrangements between the Company and any other corporation or entity.

4.12 Title to Properties. Except as disclosed in the SEC Filings, the Company has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made thereof by them; and except as disclosed in the SEC Filings, the Company holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made thereof by them.

4.13 Certificates, Authorities and Permits. The Company possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, except where the failure to so possess has not had or would not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate, and the Company has not received any written notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company, would reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

4.14 Labor Matters.

(a) The Company is not a party to or bound by any collective bargaining agreements or other agreements with labor organizations. The Company has not violated in any material respect any laws, regulations, orders or contract terms, affecting the collective bargaining rights of employees, labor organizations or any laws, regulations or orders affecting employment discrimination, equal opportunity employment, or employees’ health, safety, welfare, wages and hours.

(b) (i) There are no labor disputes existing, or to the Company’s Knowledge, threatened, involving strikes, slow-downs, work stoppages, job actions, disputes, lockouts or any other disruptions of or by the Company’s employees, (ii) there are no unfair labor practices or petitions for election pending or, to the Company’s Knowledge, threatened before the National Labor Relations Board or any other federal, state or local labor commission relating to the Company’s employees, (iii) no demand for recognition or certification heretofore made by any labor organization or group of employees is pending with respect to the Company and (iv) to the Company’s Knowledge, the Company enjoys good labor and employee relations with its employees and labor organizations.

(c) The Company is in compliance in all material respects with all applicable laws respecting employment (including laws relating to classification of employees and independent contractors) and employment practices, terms and conditions of employment, wages and hours, and immigration and naturalization. There are no claims pending against the Company before the Equal Employment Opportunity Commission or any other administrative body or in any court asserting any violation of Title VII of the Civil Rights Act of 1964, the Age Discrimination Act of 1967, 42 U.S.C. §§ 1981 or 1983 or any other federal, state or local Law, statute or ordinance barring discrimination in employment.

(d) Except as disclosed in the SEC Filings or as described on Schedule 4.14, the Company is not a party to, or bound by, any employment or other contract or agreement that contains any severance, termination pay or change of control liability or obligation, including, without limitation, any “excess parachute payment,” as defined in Section 2806(b) of the Internal Revenue Code.

(e) Except as specified in Schedule 4.14, to the Company’s Knowledge, each of the Company’s employees is a Person who is either a United States citizen or a permanent resident entitled to work in the United States. To the Company’s Knowledge, the Company has no liability for the improper classification by the Company of such employees as independent contractors or leased employees prior to the Closing.

4.15 Intellectual Property. Except as described in Schedule 4.15:

(a) Except as would not reasonably be expected to have a Material Adverse Effect, all Intellectual Property of the Company (whether owned by the Company or licensed) necessary for the conduct of its business is currently in compliance with all legal requirements (including timely filings, proofs and payments of fees) and, to the Company’s Knowledge, is valid and enforceable, subject, in the case of any patent application, to any modification or other action that may be taken by the Patent and Trademark Office. No Intellectual Property of the Company which is necessary for the conduct of the Company’s business as currently conducted has been or is now involved in any cancellation or litigation, and, to the Company’s Knowledge, no such action is threatened. No patent of the Company has been or is now involved in any interference, reissue, re-examination or opposition proceeding.

(b) All of the licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property which are necessary for the conduct of the Company’s business as currently conducted to which the Company is a party or by which any of its assets are bound (other than  generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $50,000 per license) (collectively, “License Agreements”) are valid and binding obligations of the Company and, to the Company’s Knowledge, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally, and there exists no event or condition which will result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Company under any such License Agreement.

(c) To the Company’s Knowledge, the Company owns or has the valid and enforceable right to use all of the Intellectual Property that is necessary for the conduct of the Company’s business as currently conducted and for the ownership, maintenance and operation of the Company’s properties and assets, free and clear of all liens, encumbrances, adverse claims or obligations to license such owned Intellectual Property and Confidential Information known to or created by the Company, other than licenses entered into in the ordinary course of the Company’s business. To the Company’s Knowledge, the Company has a valid and enforceable right to use all third party Confidential Information used or held for use by the Company.

(d) To the Company’s Knowledge, the conduct of the business as currently conducted does not infringe or conflict with (collectively, “Infringe”) any Intellectual Property rights of any third party, or violate any confidentiality obligation owed by the Company to a third party. To the Company’s Knowledge, the Intellectual Property and Confidential Information of the Company which are necessary for the conduct of the Company’s business as currently conducted are not being Infringed by any third party. There is no litigation or order pending or outstanding or, to the Company’s Knowledge, threatened, that seeks to limit or challenge the ownership, use, validity or enforceability of any Intellectual Property or Confidential Information of the Company and the Company’s use of any Intellectual Property or Confidential Information owned by a third party, and, to the Company’s Knowledge, there is no valid basis for the same.

(e) The consummation of the transactions contemplated hereby and by the other Transaction Documents will not result in the alteration, loss, impairment of or restriction on the Company’s ownership or right to use any of the Intellectual Property or Confidential Information which is necessary for the conduct of the Company’s business as currently conducted.

(f) The Company has taken reasonable steps to protect the Company’s rights in its Intellectual Property and Confidential Information. Each employee, consultant and contractor who has had access to Confidential Information which is necessary for the conduct of the Company’s business as currently conducted has executed an agreement to maintain the confidentiality of such Confidential Information and has executed appropriate agreements that are substantially consistent with the Company’s standard forms thereof. Except under confidentiality obligations, there has been no material disclosure of any of the Company’s Confidential Information to any third party.

4.16 Environmental Matters. The Company (i) is not in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) does not own or operate any real property contaminated with any substance that is subject to any Environmental Laws, (iii) is not liable for any off-site disposal or contamination pursuant to any Environmental Laws, or (iv) is not subject to any claim relating to any Environmental Laws, in each case which violation, contamination, liability or claim has had or would reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company’s Knowledge, threatened investigation that might lead to such a claim.

4.17 Litigation. There are no pending actions, suits or proceedings against or affecting the Company or any of its properties that have had or would reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and to the Company’s Knowledge, no such actions, suits or proceedings are threatened or contemplated.

4.18 Financial Statements. The financial statements included in each SEC Filing present fairly, in all material respects, the financial position of the Company as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis (“GAAP”) (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the 1934 Act). Except as set forth in the financial statements of the Company included in the SEC Filings filed or furnished prior to the date hereof, the Company has not incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect.

4.19 Insurance Coverage. The Company maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

4.20 Compliance with Nasdaq Continued Listing Requirements. The Company is in compliance with applicable Nasdaq continued listing requirements. There are no proceedings pending or, to the Company’s Knowledge, threatened against the Company relating to the continued listing of the Common Stock on Nasdaq and the Company has not received any notice of, nor to the Company’s Knowledge is there any basis for, the delisting of the Common Stock from Nasdaq.

4.21 No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

4.22 No Integrated Offering. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the 1933 Act.

4.23 Private Placement. The offer and sale of the Securities to the Investors as contemplated hereby is exempt from the registration requirements of the 1933 Act.

4.24 Questionable Payments. Neither the Company nor, to the Company’s Knowledge, any of its respective current or former stockholders, directors, officers, employees, agents or other Persons acting on behalf of the Company, has on behalf of the Company or in connection with its business: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

4.25 Transactions with Affiliates. Except as disclosed in the SEC Filings or as disclosed on Schedule 4.25, none of the officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company is presently a party to any transaction with the Company (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s Knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

4.26 Internal Controls. The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in 1934 Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company is made known to the certifying officers by others within the Company, particularly during the period in which the Company’s most recently filed period report under the 1934 Act, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the period covered by the most recently filed periodic report under the 1934 Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the 1934 Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal control over financial reporting (as such term is defined in 1934 Act Rules 13a-15(f) and 15d-15(f)) or, to the Company’s Knowledge, in other factors that could significantly affect the Company’s internal controls. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the 1934 Act.

4.27 Disclosures.

(a) Neither the Company nor any Person acting on its behalf has provided the Investors or their agents or counsel with any information that constitutes material, non-public information, other than the existence of this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby.

(b) No representation or warranty of the Company contained in this Section 4, as qualified by the Disclosure Schedules, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein not misleading in light of the circumstances under which they were made.

4.28 Brokers and Finders. Except for Rodman & Renshaw, LLC and Trout Capital, LLC, the fees and expenses of whom shall be borne by the Company, the Company has not engaged any placement agent or other agent in connection with the sale of the Shares.

5. Representations and Warranties of the Investors. Each of the Investors hereby severally, and not jointly, represents and warrants to the Company that:

5.1 Organization and Existence. Such Investor is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to invest in the Securities pursuant to this Agreement.

5.2 Authorization. The execution, delivery and performance by such Investor of the Transaction Documents to which such Investor is a party have been duly authorized, and this Agreement constitutes, and the other Transaction Documents will constitute when executed and delivered, the valid and legally binding obligations of such Investor, enforceable against such Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

5.3 Purchase Entirely for Own Account. The Securities to be received by such Investor hereunder will be acquired for such Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act, without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Securities for any period of time. Such Investor is not a broker-dealer registered with the SEC under the 1934 Act or an entity engaged in a business that would require it to be so registered.

5.4 Investment Experience. Such Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

5.5 Disclosure of Information. Such Investor has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. Such Investor acknowledges receipt of copies of the SEC Filings. Neither such inquiries nor any other due diligence investigation conducted by such Investor shall modify, amend or affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement.

5.6 Restricted Securities. Such Investor understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

5.7 Legends. It is understood that, except as provided below, certificates evidencing the Securities may bear the following or any similar legend:

(a) “The securities represented hereby may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to Rule 144(k), or (iii) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933 or qualification under applicable state securities laws.”

(b) If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

5.8 Accredited Investor. Such Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.

5.9 No General Solicitation. Such Investor did not learn of the investment in the Securities as a result of any public advertising or general solicitation.

5.10 Investor’s Brokers and Finders. No Person will have as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company or any Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.

5.11 Prohibited Transactions. During the last thirty (30) days prior to the date hereof, neither such Investor nor any Affiliate of such Investor which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Investor’s investments or trading or information concerning such Investor’s investments, including in respect of the Securities, or (z) is subject to such Investor’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the 1934 Act) with respect to the Common Stock, borrowed or pre-borrowed any shares of Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Securities (each, a “Prohibited Transaction”). Prior to the earliest to occur of (i) the termination of this Agreement, or (ii) the filing by the Company pursuant to Section 9.7 of a Current Report on Form 8-K disclosing the transactions contemplated by this Agreement, such Investor shall not, and shall cause its Trading Affiliates not to, (A) engage, directly or indirectly, in a Prohibited Transaction, or (B) effect any sale, assignment, pledge, hypothecation, put, call, transfer or other disposition of any Securities. Such Investor agrees to act in a manner that will not violate the positions of the SEC as set forth in Item 65, Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance.

5.12 Ownership. Such Investor, together with its Affiliates and any other party acting in concert therewith, will not, following its investment in the Securities, beneficially own more than 19.9% of the currently outstanding shares of Common Stock of the Company.

5.13 Independence. Each Investor acknowledges and agrees that it has acted independently from all other Investors (other than those under common ownership and control) and that each such Investor has conducted its own due diligence and reviewed (or had the opportunity to review) the Transaction Documents with its own independent counsel.  Each Investor has independently determined the merits and risks associated with an investment on the basis set forth in the Transaction Documents and without any agreements, understandings or arrangements other than those expressly set forth in the Transaction Documents.

6. Conditions to Closing.

6.1 Conditions to the Investors’ Obligations. The obligation of each Investor to purchase the Securities at the Closing is subject to the fulfillment to such Investor’s satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by such Investor (as to itself only):

(a) The representations and warranties made by the Company in Section 4 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 4 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

(b) The Company shall have obtained any and all consents, permits, approvals, registrations and waivers (including, without limitation, approval in accordance with applicable law and the applicable requirements of any stock exchange or market on which the Common Stock is traded or quoted) necessary for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect; provided, however, that it shall not be a condition to each Investor’s obligation to purchase the Shares at the Closing that the Company obtain the waiver of any “piggyback” registration rights held by the Company’s securityholders under written agreements entered into by the Company prior to the date hereof.

(c) The Company shall have executed and delivered the Registration Rights Agreement.

(d) The Company shall have taken all action necessary to effect the listing of the Shares and the Warrant Shares on the Nasdaq Global Market upon official notice of issuance.

(e) No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

(f) The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a), (b), (d), (e) (which subsection (e) shall be qualified to the Company’s Knowledge) and (i) of this Section 6.1.

(g) The Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, certifying the current versions of the Certificate of Incorporation and Bylaws of the Company and certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company.

(h) The Investors shall have received an opinion from Hogan & Hartson L.L.P., the Company’s outside counsel, dated as of the Closing Date, in form and substance reasonably acceptable to the Investors and addressing such legal matters as set forth on Exhibit C attached hereto.

(i) No stop order or suspension of trading shall have been imposed by Nasdaq, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.

6.2 Conditions to Obligations of the Company. The Company’s obligation to sell and issue the Securities at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a) The representations and warranties made by the Investors in Section 5 hereof, other than the representations and warranties contained in Sections 5.3, 5.4, 5.5, 5.6, 5.7, 5.8, 5.9, 5.10, 5.11 and 5.12 (the “Investment Representations”), shall be true and correct in all material respects when made, and shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made on and as of said date. The Investment Representations shall be true and correct in all respects when made, and shall be true and correct in all respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investors shall have performed in all material respects all obligations and covenants herein required to be performed by them on or prior to the Closing Date.

(b) The Investors shall have executed and delivered the Registration Rights Agreement.

(c) The Investors shall have delivered the Purchase Price to the Company in the manner contemplated by Section 3.

(d) The Company shall have obtained any and all consents, permits, approvals, registrations and waivers (including, without limitation, approval in accordance with applicable law and the applicable requirements of any stock exchange or market on which the Common Stock is traded or quoted) necessary or appropriate for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect; provided, however, that it shall not be a condition to the Company’s obligation to sell and issue the Shares that the Company obtain the waiver of any “piggyback” registration rights held by the Company’s securityholders under written agreements entered into by the Company prior to the date hereof.

(e) No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

(f) The Company shall have received gross proceeds from the sale of the Securities as contemplated hereby of at least $10 million.

6.3 Termination of Obligations to Effect Closing; Effects.

(a) The obligations of the Company, on the one hand, and the Investors, on the other hand, to effect the Closing may be terminated as follows:

(i) Upon the mutual written consent of the Company and the Investors;

(ii) By the Company if any of the conditions set forth in Section 6.2 shall have become incapable of fulfillment, and shall not have been waived by the Company;

(iii) By an Investor (with respect to itself only) if any of the conditions set forth in Section 6.1 shall have become incapable of fulfillment, and shall not have been waived by the Investor; or

(iv) By either the Company or any Investor (with respect to itself only) if the Closing has not occurred on or prior to June 8, 2007;

provided, however, that, except in the case of clause (i) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing.

(b) In the event of termination by any Investor of its obligations to effect the Closing pursuant to this Section 6.3 (such Investor, a “Terminating Investor”), written notice thereof shall forthwith be given to the other Investors, and each other Investor shall have the right (but not the obligation) to purchase a pro rata portion of the Terminating Investor’s allocated portion of the total number of Securities to be acquired by all Investors under this Agreement (or such greater portion of the Terminated Investor’s allocated portion of the Securities as otherwise agreed to among each of the other Investors electing to purchase a portion of the Terminated Investor’s allocated portion of the Securities) at a price per Share (and inclusive of a Warrant for 0.25 Warrants Shares for each such Share) equal to the Per Share Purchase Price. Nothing in this Section 6.3 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

7. Covenants and Agreements of the Company and the Investors.

7.1 Authorized Common Stock. The Company has a sufficient number of authorized and unissued shares of Common Stock (after taking into account shares reserved for issuance under stock plans and for other purposes) to permit the issuance of the Shares hereunder and the issuance of the Warrant Shares upon exercise of the Warrants.

7.2 No Conflicting Agreements. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company’s obligations to the Investors under the Transaction Documents.

7.3 Compliance with Laws. The Company will comply in all material respects with all applicable laws, rules, regulations, orders and decrees of all governmental authorities.

7.4 Listing of Underlying Shares and Warrant Shares and Related Matters. The Company has taken all necessary action to cause the Shares and the Warrant Shares to be listed on the Nasdaq Global Market no later than the Closing Date. Further, if the Company applies to have its Common Stock or other securities traded on any other principal stock exchange or market, it shall include in such application the Shares and Warrant Shares and will take such other action as is necessary to cause such Common Stock to be so listed. The Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on Nasdaq and, in accordance, therewith, will use commercially reasonable efforts to comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such market or exchange, as applicable.

7.5 Termination of Covenants. The provisions of Sections 7.2 through 7.4 shall terminate and be of no further force and effect on the date on which the Company’s obligations under the Registration Rights Agreement to register or maintain the effectiveness of any registration covering the Registrable Securities (as such term is defined in the Registration Rights Agreement) shall terminate.

7.6 Removal of Legends. Upon the earlier of (i) the sale of any Shares or Warrant Shares under a registration statement, (ii) Rule 144(k) becoming available with respect to the Shares or Warrant Shares, (iii) any sale pursuant to Rule 144 (assuming the transferor is not an Affiliate of the Company) or (iv) such time as a legend is no longer required under applicable requirements of the 1933 Act (including controlling judicial interpretations and pronouncements issued by the SEC), the Company shall (A) deliver to the transfer agent for the Common Stock (the “Transfer Agent”) irrevocable instructions that the Transfer Agent shall reissue a certificate representing shares of Common Stock without legends upon receipt by such Transfer Agent of the legended certificates for such shares, together with either (1) a customary representation by the Investor that all conditions permitting the removal of the legends have been met, including that Rule 144(k) applies to the shares of Common Stock represented thereby or that the shares have been sold pursuant to Rule 144 or (2) in connection with any sale of Common Stock by any Investor pursuant to the registration contemplated by the Registration Rights Agreement, a statement by such Investor that it has sold the shares of Common Stock represented thereby in accordance with the Plan of Distribution contained in the Registration Statement, and (B) cause its counsel to deliver to the Transfer Agent one or more blanket opinions to the effect that the removal of such legends in such circumstances may be effected under the 1933 Act. From and after the earlier of such dates, upon an Investor’s written request, the Company shall promptly cause certificates evidencing the Investor’s Securities to be replaced with certificates which do not bear such restrictive legends. When the Company is required to cause an unlegended certificate to replace a previously issued legended certificate, if: (1) the unlegended certificate is not delivered to an Investor within three (3) Business Days of submission by that Investor of a legended certificate and supporting documentation to the Transfer Agent as provided above and (2) prior to the time such unlegended certificate is received by the Investor, the Investor, or any third party on behalf of such Investor or for the Investor’s account, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Investor of shares represented by such certificate (a “Buy-In”), then the Company shall pay in cash to the Investor (for costs incurred either directly by such Investor or on behalf of a third party) the amount by which the total purchase price paid for Common Stock as a result of the Buy-In (including brokerage commissions, if any) exceeds the proceeds received by such Investor as a result of the sale to which such Buy-In relates.  The Investor shall provide the Company written notice indicating the amounts payable to the Investor in respect of the Buy-In.

8. Survival and Indemnification.

8.1 Survival. The representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing of the transactions contemplated by this Agreement; provided, however, that any claim for Losses as a result of a breach of a representation or warranty contained herein must be must be made, if at all, within twenty-four (24) months of the Closing.

8.2 Indemnification. The Company agrees to indemnify and hold harmless each Investor and its Affiliates and their respective directors, officers, employees, attorneys and agents from and against, without duplication, (a) any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Documents.

8.3 Conduct of Indemnification Proceedings. Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 8.2, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to such Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Company shall indemnify and hold harmless such Indemnified Person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

9. Miscellaneous.

9.1 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Investors, as applicable; provided, however, that an Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate or to a third party acquiring some or all of its Securities in a private transaction without the prior written consent of the Company or the other Investors, after notice duly given by such Investor to the Company provided that no such assignment or obligation shall affect the obligations of such Investor hereunder. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement (including in Section 9.6).

9.2 Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

9.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.4 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:

If to the Company:

Avalon Pharmaceuticals, Inc.

20358 Seneca Meadows Parkway

Germantown, Maryland 20876
Attention: Kenneth C. Carter, Ph.D. President and CEO
Telephone: (301) 556-9900

With a copy to:

Hogan & Hartson L.L.P.

111 South Calvert Street, Suite 1600

Baltimore, Maryland 21202

Attention: John H. Booher, Esq.

Telephone: (410) 659-2790

If to any Investor:

to such Investor’s address(es) set forth on the signature pages hereto.

9.5 Expenses. The parties hereto shall pay their own costs and expenses in connection herewith. In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other Transaction Documents, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys’ fees and other reasonable and documented out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

9.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such Securities, and the Company.

9.7 Publicity. Except as set forth below, no public release or announcement concerning the transactions contemplated hereby shall be issued by the Company or the Investors without the prior consent of the Company (in the case of a release or announcement by the Investors) or the Investors (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld), except as such release or announcement may be required by law or the applicable rules or regulations of any securities exchange or securities market, in which case the Company or the Investors, as the case may be, shall allow the Investors or the Company, as applicable, to the extent reasonably practicable in the circumstances, reasonable time to comment on such release or announcement in advance of such issuance. No later than the second Business Day following the date hereof, the Company will file a Current Report on Form 8-K disclosing such matters relating to the transactions contemplated hereby as are required to be disclosed by such date. In addition, the Company will make such other filings and notices in the manner and time required by the SEC or Nasdaq. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the SEC (other than such Forms 8-K, the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the 1934 Act) or any regulatory agency or Nasdaq, without the prior written consent of such Investor, except to the extent such disclosure is required by law or trading market regulations.

9.8 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

9.9 Entire Agreement. This Agreement, including the Exhibits and the Disclosure Schedules, and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

9.10 Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

9.11 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

9.12 Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Securities pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:		AVALON PHARMACEUTICALS, INC.
	By:	/s/ Kenneth C. Carter, Ph.D.

	Name:	Kenneth C. Carter, Ph.D.
	Title:	President and Chief Executive Officer

Investor:		Cranshire Capital, L.P.
		By:/s/ Mitchell P. Kopin
		Name:Mitchell P. Kopin
		Title:President
		Downstream Capital, Inc.
		As the General Partner
Aggregate Purchase Price:	$1,000,000.00
Number of Shares:	191,939
Number of Warrant Shares:	47,985
Address for Notice:		3100 Dundee Road, Suite 703

Northbrook, IL 60062

with a copy to:

Facsimile: 847-562-9031

Investor:

Royter & Co. fbo Passport Global Master Fund SPC Ltd. for and on behalf of Portfolio A – Global Strategy

By:/s/ Joanne Cormican
Name:Joanne Cormican
Title:Chief Financial Officer
Aggregate Purchase Price:	$4,000,000.00
Number of Shares:	767,754
Number of Warrant Shares:	191,939
Address for Notice:		c/o Passport Management, LLC
		30 Hotaling Place, Suite 300
San Francisco, CA 94111
with a copy to:
michele@passportcapital.com

Facsimile:415-321-4620

Investor:		American Skandia Trust, Federated Aggressive Growth Portfolio
		By:/s/ Aash Shah
		Name:Aash Shah
		Title:Vice President, Federated Global Investment Management
		Corp., as attorney-in-fact for American Skandia Trust, Federated
		Aggressive Growth Portfolio
Aggregate Purchase Price:	$158,905.00
Number of Shares:	30,500
Number of Warrant Shares:	7,625
Address for Notice:		140 East 45th Street
		New York, NY 10017
		Attn: Christine Zorovich
		with a copy to:

Facsimile:

Investor:		Federated Kaufmann Fund II, a portfolio of Federated Insurance Series
		By:/s/ Aash Shah
		Name:Aash Shah
		Title:Vice President, Federated Global Investment Management Corp.,
		as attorney-in-fact for Federated Kaufmann Fund II, a portfolio of
		Federated Insurance Series
Aggregate Purchase Price:	$39,596.00
Number of Shares:	7,600
Number of Warrant Shares:	1,900
Address for Notice:		140 East 45th Street
		New York, NY 10017
		Attn: Christine Zorovich
		with a copy to:

Facsimile:

Investor:		Federated Kaufmann Small Cap Fund, a portfolio of Federated Equity Funds
		By:/s/ Hans P. Utsch
		Name:Hans P. Utsch
		Title:Vice President, Federated Global Investment Management
		Corp., as attorney-in-fact for Federated Kaufmann Small Cap Fund, a
		portfolio of Federated Equity Funds
Aggregate Purchase Price:	$434,514.00
Number of Shares:	83,400
Number of Warrant Shares:	20,850
Address for Notice:		140 East 45th Street
		New York, NY 10017
		Attn: Christine Zorovich
		with a copy to:

Facsimile:

Investor:		Federated Kaufmann Fund, a portfolio of Federated Equity Funds
		By:/s/ Aash Shah
		Name:Aash Shah
		Title:Vice President, Federated Global Investment Management
		Corp., as attorney-in-fact for Federated Kaufmann Fund, a portfolio of
		Federated Equity Funds
Aggregate Purchase Price:	$3,274,485.00
Number of Shares:	628,500
Number of Warrant Shares:	157,125
Address for Notice:		140 East 45th Street
		New York, NY 10017
		Attn: Christine Zorovich
		with a copy to:

Facsimile:

Investor:		Nexus Gemini, LP
		By:/s/ Normal Schleifer
		Name:Norman Schleifer
		Title:Chief Financial Officer
Aggregate Purchase Price:	$2,000,000.00
Number of Shares:	383,877
Number of Warrant Shares:	95,969
Address for Notice:		230 Park Avenue, Suite 928
		New York, NY 10169
		with a copy to:

Facsimile:646-227-5201

Investor:		Biotechnology Value Fund, L.P.
		By:/s/ Mark Lampert
		Name:Mark Lampert
		Title:President of BVF, Inc.
		As General Partner of BVF Partners L.P.
		As General Partner of Biotechnology Value Fund
Aggregate Purchase Price:	$243,109.00
Number of Shares:	46,662
Number of Warrant Shares:	11,666
Address for Notice:		One Sansome Street, 31st Floor
		San Francisco, CA 94104
		with a copy to:
		900 N. Michigan Avenue, Suite 1100
		Chicago, IL 60611
		Facsimile:312-506-6888

Investor:		Investment 10, LLC
		By:/s/ Mark Lampert
		Name:Mark Lampert
		Title:President of BVF, Inc.
Aggregate Purchase Price:	$72,940.00
Number of Shares:	14,000
Number of Warrant Shares:	3,500
Address for Notice:		One Sansome Street, 31st Floor
		San Francisco, CA 94104
		with a copy to:
		900 N. Michigan Avenue, Suite 1100
		Chicago, IL 60611
		Facsimile:312-506-6888

Investor:		Biotechnology Value Fund II, L.P.
		By:/s/ Mark Lampert
		Name:Mark Lampert
		Title:President of BVF, Inc.
		As General Partner of BVF Partners L.P.
		As General Partner of Biotechnology Value Fund, II, L.P.
Aggregate Purchase Price:	$166,720.00
Number of Shares:	32,000
Number of Warrant Shares:	8,000
Address for Notice:		One Sansome Street, 31st Floor
		San Francisco, CA 94104
		with a copy to:
		900 N. Michigan Avenue, Suite 1100
		Chicago, IL 60611
		Facsimile:312-506-6888

Investor:		BVF Investments, LLC
		By:/s/ Mark Lampert
		Name:Mark Lampert
		Title:President of BVF, Inc.
		As General Partner of BVF Partners L.P.
		As Manager of BVF Investments, LLC
Aggregate Purchase Price:	$588,731.00
Number of Shares:	113,000
Number of Warrant Shares:	28,250
Address for Notice:		One Sansome Street, 31st Floor
		San Francisco, CA 94104
		with a copy to:
		900 N. Michigan Avenue, Suite 1100
		Chicago, IL 60611
		Facsimile:312-506-6888

Investor:		Special Situations Life Sciences Fund L.P.
		By:/s/ David Greenhose
		Name:David Greenhose
		Title:Managing Partner
Aggregate Purchase Price:	$1,042,000.00
Number of Shares:	200,000
Number of Warrant Shares:	50,000
Address for Notice:		527 Madison Avenue, 26th Floor
		New York, NY 10022
		Attn: Marianne Kelly
		with a copy to:

Facsimile:

Investor:		Biomedical Value Fund, L.P.
		By:/s/ David P. Gerber
		Name:David P. Gerber
		Title:Chief Financial Officer
Aggregate Purchase Price:	$2,250,720.00
Number of Shares:	432,000
Number of Warrant Shares:	108,000
Address for Notice:		c/o Great Point Partners, LLC
		165 Mason Street, 3rd Floor
		Greenwich, CT 06830
		with a copy to:

Facsimile:203-971-3320
Investor:	Biomedical Offshore Value Fund, Ltd.
By:/s/ David P. Gerber
Name:David P. Gerber
Title:Chief Financial Officer
Aggregate Purchase Price:	$1,917,280.00
Number of Shares:	368,000
Number of Warrant Shares:	92,000
Address for Notice:	c/o Great Point Partners, LLC
165 Mason Street, 3rd Floor
Greenwich, CT 06830
with a copy to:

Facsimile:203-971-3320
Investor:	DAFNA LifeScience Ltd.
By:/s/ Mandana Hedayat
Name:Mandana Hedayat, CFA
Title:Chief Compliance Officer of Investment Manager, DAFNA
Capital Management, LLC on behalf of DAFNA LifeScience Ltd.
Aggregate Purchase Price:	$106,919.62
Number of Shares:	20,522
Number of Warrant Shares:	5,130
Address for Notice:	c/o DAFNA Capital Management, LLC
10990 Wilshire Boulevard, Suite 1400
Los Angeles, CA 90024
with a copy to:

Facsimile:310-481-0722
Investor:	DAFNA LifeScience Market Neutral Ltd.
By:/s/ Mandana Hedayat
Name:Mandana Hedayat, CFA
Title:Chief Compliance Officer of Investment Manager, DAFNA
Capital Management, LLC on behalf of DAFNA LifeScience Market Neutral
Ltd.
Aggregate Purchase Price:	$135,402.69
Number of Shares:	25,989
Number of Warrant Shares:	6,497
Address for Notice:	c/o DAFNA Capital Management, LLC
10990 Wilshire Boulevard, Suite 1400
Los Angeles, CA 90024
with a copy to:

Facsimile:310-481-0722
Investor:	DAFNA LifeScience Select Ltd.
By:/s/ Mandana Hedayat
Name:Mandana Hedayat, CFA
Title:Chief Compliance Officer of Investment Manager, DAFNA
Capital Management, LLC on behalf of DAFNA LifeScience Select Ltd.
Aggregate Purchase Price:	$278,677.69
Number of Shares:	53,489
Number of Warrant Shares:	13,372
Address for Notice:	c/o DAFNA Capital Management, LLC
10990 Wilshire Boulevard, Suite 1400
Los Angeles, CA 90024
with a copy to:

	Facsimile:310-481-0722
Investor:
	By:/s/ Noam J. Rubinstein
	Name:Noam J. Rubinstein
Aggregate Purchase Price:	$40,000.00
Number of Shares:	7,678
Number of Warrant Shares:	1,920
Address for Notice:	1270 Avenue of the Americas
	New York, NY	10020
	with a copy to:
	1270 Avenue of the Americas
	New York, NY	10020
	Facsimile:
Investor:	Hunt-BioVentures, L.P.
	By:HBV GP, L.L.S., its General Partner
	By:/s/ Fulton Murray III
	Name:Fulton Murray III
	Title:Manager
Aggregate Purchase Price:	$2,000,000
Number of Shares:	383,877
Number of Warrant Shares:	95,969
Address for Notice:	Hunt BioVentures
	1445 Ross Avenue, Suite 1500
	Dallas, TX 75702
	with a copy to:

Facsimile:214-978-8108
Investor:	Quantitative BioEquities (BVI) Fund, Ltd.
By:/s/ Michael van Loon
Name:Michael van Loon
Title:
Aggregate Purchase Price:	$250,000.00
Number of Shares:	47,985
Number of Warrant Shares:	11,996
Address for Notice:	1 Post Street, Suite 875
San Francisco, CA 94104
with a copy to:

Facsimile: 415-986-2864